UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dynavax Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following letter distributed by Dynavax Technologies Corporation (the “Company”) to its stockholders in connection with the Company’s 2025 Annual Meeting of Stockholders. The letter was first used or made available on May 19, 2025.

VOTE TODAY AND PROTECT THE VALUE OF YOUR INVESTMENT IN DYNAVAX!

This is a critical moment for Dynavax – one that requires you to make an important decision that will affect the future value of your investment in the Company. The Dynavax Board of Directors is singularly focused on enhancing long-term value for all stockholders. We have the right Board, are successfully executing the right strategy and are delivering record financial and operational results. We have delivered returns of 203% to stockholders over the last five years (as of April 17, 2025, the date Dynavax filed its definitive proxy), far outperforming vaccine peers, which have returned 9%, and the S&P Biotechnology Select Industry Index, which has declined 17% and Dynavax is one of the few vaccine companies that has returned meaningful capital to stockholders.

Each of Dynavax’s four director nominees — Brent MacGregor, Scott Myers (our Chairman), Lauren Silvernail and Elaine Sun — is essential to our Board. They bring expertise across the biotechnology and vaccine space for Dynavax and have led multiple strategic transactions generating billions of dollars in value and maximizing stockholder value.

Do not let Deep Track derail Dynavax’s positive trajectory by replacing these four critical members of our Board with inferior candidates. Deep Track is entirely focused on implementing its one-dimensional plan to strip-mine Dynavax that will jeopardize long-term stockholder value. We strongly urge you to vote “FOR” all four of Dynavax’s nominees on the GOLD proxy card today.

With our June 11 Annual Meeting fast approaching, it is extremely important that you vote as soon as possible, no matter how many shares you own. Voting is quick and easy.

By mail: Complete, sign, date and return the GOLD proxy card or GOLD voting instruction form in the postage-paid envelope provided.

By internet: The GOLD proxy card or GOLD voting instruction form received includes a URL to submit votes electronically. Follow the instructions on the voting website and submit your vote by 8:59 p.m. PT on June 10.

By e-mail: If you received proxy materials via e-mail, the e-mail message included a link with instructions.

Remember – please disregard Deep Track’s proxy materials and only vote on Dynavax’s GOLD proxy card.

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies, MacKenzie Partners, at 1-800-322-2885.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to a number of risks and uncertainties. All statements that are not historical facts are forward-looking statements. Forward-looking statements can generally be identified by the use of words such as “expect,” “will,” “potential,” and similar expressions, or the negatives thereof, or they may use future dates. Forward-looking statements made in this document include statements regarding expected contributions from our current directors, expectations regarding delivering value for our stockholders, our future growth, our business strategy and long-term performance. Actual results may differ materially from those set forth in this communication due to the risks and uncertainties inherent in our business, including, the risk that circumstances surrounding or leading up to our 2025 Annual Meeting may change, risks relating to our ability to commercialize and supply HEPLISAV-B, the risks that market size or actual demand for our products may differ from our expectations, risks related to the timing of completion and results of current clinical studies, risks related to the development and pre-clinical and clinical testing of vaccines containing CpG 1018 adjuvant, and risks related to the implementation of our long-term growth objectives, as well as other risks detailed in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the three months ended March 31, 2025 and any periodic filings made thereafter, as well as discussions of potential risks, uncertainties and other important factors in our other filings with the U.S. Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, are qualified in their entirety by this cautionary statement and we undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. Information on Dynavax’s website at www.dynavax.com is not incorporated by reference in our current periodic reports with the SEC.

Important Additional Information and Where to Find It

On April 17, 2025, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and form of accompanying GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2025 Annual Meeting. This communication is not a substitute for any proxy statement or other document that the Company has filed or may file with the SEC in connection with any solicitation by the Company. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the Proxy Statement, accompanying GOLD proxy card, any amendments or supplements to the Proxy Statement and any other relevant documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.dynavax.com/sec-filings.

Certain Information Regarding Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. The Company, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies for the 2025 Annual Meeting. Information regarding the names of such persons and their respective direct or indirect interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on April 17, 2025, including in the sections captioned “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Pay Ratio Disclosure,” “Director Compensation,” “Certain Transactions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Supplemental Information Regarding Participants in the Solicitation.” To the extent that the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.